Comerica Incorporated Second Quarter 2018 Financial Review July 17, 2018 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Financial Summary

	2Q18	1Q18	2Q17
Earnings per share[1]	$1.87	$1.59	$1.13
Adjusted earnings per share[1,2]	1.90	1.54	1.15
Net interest income	$590	$549	$500
Net interest margin	3.62%	3.41%	3.03%
Provision for credit losses	$(29)	$12	$17
Noninterest income[2,3]	$248	$244	$276
Noninterest expenses[2,3]	448	446	457
Net income	326	281	203
Adjusted net income[2]	332	271	207
Efficiency ratio[4]	53.24%	56.33%	58.70%
Return on average common shareholders' equity	16.40	14.37	10.26
Return on average assets	1.85	1.62	1.14
Common equity Tier 1 capital ratio	11.90%[5]	11.98%	11.51%
Average diluted shares (millions)	174	175	179

$ in millions, except per share data • [1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [3]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering noninterest income & expense (2Q17 proforma impact -$28MM) • [4]Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract • [5]Estimated

Comerica Bank

3

Reconciliation of Adjusted Net Income

($ in millions, except per share data)	2Q18 $	2Q18 Per Share[1]	1Q18 $	1Q18 Per Share[1]	2Q17 $	2Q17 Per Share[1]
Net income	$326	$1.87	$281	$1.59	$203	$1.13
Restructuring charges[2]	9	0.05	12	0.07	9	0.05
Deferred tax adjustment	—	—	(3)	(0.01)	—	—
Tax benefits from employee stock transactions	(3)	(0.02)	(19)	(0.11)	(5)	(0.03)
Adjusted net income	**$332**	**$1.90**	**$271**	**$1.54**	**$207**	**$1.15**
ROA	1.85%		1.62%		1.14%	
Adjusted ROA[3]	1.89		1.56		1.17	
ROE	16.40		14.37		10.26	
Adjusted ROE[3]	16.70		13.85		10.49	
Efficiency Ratio[4]	53.24		56.33		58.70	
Adjusted Efficiency[3,4]	51.90		54.32		55.25	

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [4]Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract

Comerica Bank

4

Second Quarter 2018 Results

6% increase in revenue & strong credit quality drives 18% increase in EPS

	2Q18	Change From 1Q18	Change From 2Q17
Average loans	$49,225	$804	$502
Average deposits	55,830	(260)	(1,298)
Net interest income	$590	$ 41	$90
Provision for credit losses	(29)	(41)	(46)
Noninterest income[1,3]	248	4	(28)
Noninterest expenses[1,3]	448	2	(9)
Provision for income tax	93	39	(6)
Net income	326	45	123
Earnings per share[2]	$1.87	$0. 28	$0.74
Adjusted earnings per share[2,3]	1.90	0.36	0.75
Equity repurchases[4]	$169	$20	$30

Key QoQ Performance Drivers

- Loans increased with seasonality as well as growth in Technology & Life Sciences & Middle Market
- Deposits show typical 2Q decline
- Net interest income grew; managed loan & deposit pricing as rates rose
- Strong credit quality led to reserve release
- Noninterest income grew with increased commercial lending fees & customer derivative income
- Noninterest expenses relatively stable; lower seasonal comp & restructuring offset by higher outside processing & 1Q18 business tax refund
- Higher tax with higher income & lower benefit from employee stock transactions
- Returned $227MM to shareholders with increases in share buyback & dividend

$ in millions, except per share data • 2Q18 compared to 1Q18 • [1]On 1/1/18, adopted new revenue recognition standard: noninterest income for certain products presented net of costs, effectively lowering noninterest income & expense (2Q17 proforma impact -$28MM) • [2]Diluted earnings per common share • [3]See Reconciliation of Non-GAAP Financial Measures in Appendix • [4]2Q18 repurchases under the equity repurchase program

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5

Average Loans Increase $804MM or 2%

Loan yield increased 37 basis points



Total Loans
($ in billions)
Loan Yields
48.7
48.7
48.9
48.4
49.2
49.2
49.8
3.73
4.08
4.04
4.26
4.63
2Q17
3Q17
4Q17
1Q18
2Q18
Average Balances
1Q18
2Q18
Period-end

Average loans increase $804MM

+ $349MM Mortgage Banker Finance
+ $337MM Technology & Life Sciences (Equity Fund Services)
+ $143MM General Middle Market
+ $115MM National Dealer Services
+ $ 91MM Commercial Real Estate
- $113MM Private Banking
- $ 64MM Corporate Banking
- $ 60MM Energy

Period-end loans increased $552MM

Loan yield +37 bps

+ 27 bps due to increase in rates
+ 8 bps nonaccrual interest
+ 2 bps portfolio dynamics

2Q18 compared to 1Q18

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6

Deposits Reflect Seasonality In conjunction with faster rise in LIBOR, increased deposit rates Total Deposits ($ in billions; Average) Deposit Rates1 Average deposits declined $260MM 57.1 57.6 57.6 57.2 . Noninterest-bearing declined $553MM 56.5 56.1 55.8 . Interest-bearing increased $293MM . June deposits grew $749MM over May Loan to deposit ratio2 of 87% Continued management of deposit rates 0.42 0.25 0.15 0.16 0.19 2Q17 3Q17 4Q17 1Q18 2Q18 1Q18 2Q18 Average Balances Period-end 2Q18 compared to 1Q18 ● 1Interest costs on interest-bearing deposits ● 2At 6/30/18 7 Securities Portfolio Stable Replaced prepays at higher yield Securities Portfolio ($ in billions) Treasury Securities & Other 1 Mortgage-backed Securities (MBS) Duration of 3.3 years Securities Yields . Extends to 3.8 years under a 200 bps instantaneous rate increase1 12.2 12.2 12.2 12.0 11.8 12.0 12.0 Net unrealized pre-tax loss of $328MM2 Net unamortized premium of $17MM3 9.3 9.4 9.3 9.2 9.1 9.3 9.2 GNMA ~63% of MBS portfolio Typical quarterly paydown of $400MM - $500MM being replaced at higher yield 2.12 2.09 2.05 2.05 2.07 2Q17 3Q17 4Q17 1Q18 2Q18 1Q18 2Q18 Average Balances Period-end 6/30/18 ● 1Estimated as of 6/30/18 ● 2Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio ● 3Net unamortized premium on the MBS portfolio 8

Net Interest Income Increased $41MM, or 7.5%

NIM increased 21 basis points


Net Interest Income
($ in millions)
NIM
500
546
545
549
590
3.03
3.28
3.27
3.41
3.62
2Q17
3Q17
4Q17
1Q18
2Q18

Net Impact due to rates: $21MM & 11bps on the NIM

$549MM	1Q18		3.41%
+ 59MM	**Loan impacts**		+ 0.29
	+$33MM Higher rates	+0.20	
	+$ 9MM Loan growth	+0.01	
	+$ 9MM Nonaccrual interest	+0.06	
	+$ 5MM One additional day	—	
	+$ 3MM Other dynamics	+0.02	
+ 1MM	**Balances at Fed**		+ 0.03
	+ 4MM Higher rates	+0.02	
	- 3MM Lower balances	+0.01	
- 12MM	**Deposit costs**		- 0.07
	-$11MM Higher rates	-0.07	
	-$ 1MM Deposit growth	—	
- 7MM	**Wholesale funding**		- 0.04
	-$ 5MM Higher rates	-0.04	
	-$ 2MM Higher balances	—	
$590MM	2Q18		3.62%

2Q18 compared to 1Q18

Comerica Bank

9

Credit Quality Strong

Positive credit migration resulted in reserve release


Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
753
753
754
738
711
1.43
1.45
1.45
1.42
1.36
2Q17
3Q17
4Q17
1Q18
2Q18


Criticized Loans¹
($ in millions)
NALs
Criticized as a % of Total Loans
2,492
2,434
2,231
2,120
1,765
5.0
5.0
4.5
4.3
3.5
493
444
402
326
254
2Q17
3Q17
4Q17
1Q18
2Q18

$3MM in net recoveries[2]

- $20MM Gross Charge-offs (1Q18 $37MM)
- $23MM Recoveries (1Q18 $9MM)

$355MM decrease in criticized loans

- Broad-based reduction, led by Energy


Allowance for Loan Losses / total NPLs
1.4 x
1.6 x
1.7 x
2.1 x
2.6 x
2Q17
3Q17
4Q17
1Q18
2Q18

6/30/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs (recoveries)

Comerica Bank

10

Noninterest Income Increased
Customer-driven fees grew 2%



Noninterest Income
($ in millions)
Impact of accounting change[1]
276
28
248
275
30
245
285
34
251
244
248
2Q17
3Q17
4Q17
1Q18
2Q18

- + $ 5MM Commercial lending
- + $ 2MM Customer derivatives (Other)
- - $ 2MM Investment banking (Other)
- - $ 2MM Charge related to Visa derivative (Other)



GEAR Up Remained on Track YoY
($ in millions)
Card Fees +12%
(ex. accounting change[1])
Fiduciary +4%
Brokerage +18%
157
51
106
119
100
104
11
13
1H17
1H18
1H17
1H18
1H17
1H18

2Q18 compared to 1Q18 • [1]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense. See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

11

Noninterest Expense Well Controlled
Efficiency ratio[1] continues to improve



Noninterest Expenses[3]
($ in millions)
Impact of accounting change[2]
Restructuring
1X employee bonus $5MM 4Q17
457
28
14
415
463
30
7
426
483
34
13
431
446
16
430
448
11
437
2Q17
3Q17
4Q17
1Q18
2Q18

- - $ 5MM Salaries & benefits
  - - Annual stock comp & higher payroll taxes in 1Q18
  - + One additional day in 2Q18
  - + Incentive comp tied to financial performance
  - + Annual Merit
- + $ 5MM Business tax refund (Other) in 1Q18
- + $ 3MM Outside processing fees
- + $ 2MM Advertising
- - $ 5MM Restructuring



GEAR Up Remained on Track YoY
(In percentage points)
Efficiency Ratio[1]
Adj. Efficiency Ratio[1,3]
59
53
55
52
2Q17
2Q18
2Q17
2Q18

2Q18 compared to 1Q18 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract • [2]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense. • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

12

Active Capital Management

Increased capital return to shareholders

Share activity in 2Q18

- 1.8MM shares repurchased[1] ($169MM)
- 13% increase in dividend to $0.34 (payable 7/1/18)
- 191K shares issued from employee stock activity
  - $3MM tax benefit ($0.02 per share)

Expect to Announce Capital Plan Shortly

- In June, Federal Reserve announced that we are no longer subject to supervisory stress testing, including CCAR
- Board will discuss capital actions at its next meeting on July 24
- Solid performance & strong capital position should enable us to meaningfully increase capital returns

Increasing Shareholder Payout

($ in millions)



Equity Repurchases[1]
Dividends
185
46
139
2Q17
192
53
139
3Q17
200
52
148
4Q17
201
52
149
1Q18
227
58
169
2Q18

Dividends Per Share Growth



0.79
2014
0.83
2015
0.89
2016
1.09
2017
1.36
2Q18 Annualized

6/30/18 • [1]Shares repurchased under equity repurchase program

Comerica Bank

13

Benefit from Rise in Interest Rates

Balance sheet remains well positioned for current rate environment

Estimated Additional Net Interest Income FY18 Total $270MM[1]

Impact from FY18 rate increases	FY18 vs. FY17
1Q18 rate increase	~$70MM
2Q18 rate increase	~$35-40MM

Outcomes may vary due to many variables, including balance sheet movements (loan & deposit levels), pace that LIBOR rises, deposit betas as well as incremental funding needs

Cumulative Impact of Rate Increases[2]



0.25
1.80
3Q15
2Q18
Fed Funds
3.17
4.63
Beta 94%
3Q15
2Q18
Loan Yields
Beta 18%
0.14
0.42
3Q15
2Q18
Deposit Costs

Loans Predominantly Floating Rate

($ in billions; 2Q18 Average)



Fixed Rate ~10%
Prime-Based ~15%
60-day+ LIBOR ~10%
Total $49.2
30-day LIBOR ~65%

Deposits Primarily Noninterest-bearing

($ in billions; 2Q18 Average)



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $55.8
Commercial Noninterest-bearing 45%
Commercial Interest-bearing 18%

6/30/18 • Outlook as of 7/17/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. • [2]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate

Comerica Bank

14

Management Outlook for 2H18

Pre-tax Pre-provision Net Revenue (PPNR) growth expected to continue

Assuming continuation of current economic & rate environment ~$270 million in cumulative benefits from GEAR Up initiative included[1]	
Average loans	Growth at a moderate pace, following seasonally strong 2Q18 • Growth in most lines of business, with a slower pace in Middle Market due to summer slowdown, as well as seasonality in National Dealer & Mortgage Banker • Energy & Corporate Banking remain stable
Net interest income	Net benefit from recent short-term rate increases (see slide 14) Contribution from loan growth & additional days Elevated interest recoveries not expected to repeat (2Q18 $11MM total)
Provision	Provision of $10MM-$20MM per quarter Net charge-offs to remain low
Noninterest income	Growth trend to continue • GEAR Up initiatives to help drive growth in card fees, treasury management, fiduciary income
Noninterest expenses	Modest increase primarily due to additional days in 2H18 (ex. restructuring of $20-25MM in 2H18) • GEAR Up savings remain on track • Rise in technology costs, typical seasonal & inflationary pressures
Tax Rate	~23% of pre-tax income, excluding impact from employee stock transactions

Outlook as of 7/17/18 • [1]Relative to when we began the initiative in June 2016. See slide 17 for further detail.

Comerica Bank

15

Appendix

commitment

Comerica Bank

GEAR Up: Growth in Efficiency And Revenue

Helping drive revenue growth & expense reductions

		Incremental	Total
Expense Benefits	2016	~$ 25MM+	~$ 25MM+
	2017	~$125MM	~$150MM
	2018	~$ 50MM	~$200MM
	2019	~$ 15MM	~$215MM
Revenue Benefits	2017	~$ 30MM	~$ 30MM
	2018	~$ 40MM	~$ 70MM
	2019	~$ 20MM	~$ 90MM
Restructuring Expenses	2016	$ 93MM	$ 93MM
	2017	$ 45MM	$138MM
	2018	~$47-57MM	~$185-195MM

Efficiency ratio[1] ≤60% by FYE18



72%
53%
2Q16
2Q18

Driving to a double-digit ROE



5.44%
16.40%
2Q16
2Q18

Pre-tax $ • Estimates & outlook as of 7/17/18 • GEAR Up initiative launched post 2Q16 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract

Comerica Bank

17

Average Loans by Business and Market

By Line of Business	2Q18	1Q18	2Q17
Middle Market			
General	$12.0	$11.8	$12.1
Energy	1.8	1.9	2.0
National Dealer Services	7.4	7.3	7.1
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.8	3.5	3.2
Environmental Services	1.0	1.0	0.9
Total Middle Market	$26.8	$26.2	$25.9
Corporate Banking			
US Banking	3.1	3.2	3.1
International	1.3	1.3	1.5
Mortgage Banker Finance	1.8	1.4	1.8
Commercial Real Estate	5.3	5.3	5.3
BUSINESS BANK	**$38.3**	**$37.4**	**$37.6**
Small Business	3.7	3.7	3.8
Retail Banking	2.1	2.1	2.1
RETAIL BANK	**$5.8**	**$5.8**	**$5.9**
Private Banking	5.1	5.2	5.3
WEALTH MANAGEMENT	**$5.1**	**$5.2**	**$5.3**
TOTAL	**$49.2**	**$48.4**	**$48.7**

By Market	2Q18	1Q18	2Q17
Michigan	$12.6	$12.6	$12.7
California	18.4	18.3	18.2
Texas	9.9	9.8	10.0
Other Markets[1]	8.3	7.6	7.8
TOTAL	**$49.2**	**$48.4**	**$48.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

18

Average Deposits by Business and Market

By Line of Business	2Q18	1Q18	2Q17
Middle Market			
General	$13.3	$14.0	$14.0
Energy	0.5	0.6	0.7
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.2
Tech. & Life Sciences	6.0	5.9	5.7
Environmental Services	0.1	0.2	0.1
Total Middle Market	$20.4	$21.1	$21.0
Corporate Banking			
US Banking	2.1	2.0	2.2
International	1.9	2.0	2.4
Mortgage Banker Finance	0.7	0.6	0.7
Commercial Real Estate	1.5	1.6	2.4
BUSINESS BANK	**$26.6**	**$27.3**	**$28.7**
Small Business	3.2	3.2	3.2
Retail Banking	21.0	20.9	20.8
RETAIL BANK	**$24.2**	**$24.1**	**$23.9**
Private Banking	3.6	3.6	3.8
WEALTH MANAGEMENT	**$3.9**	**$3.8**	**$4.1**
Finance/Other[2]	1.2	0.9	0.3
TOTAL	**$55.8**	**$56.1**	**$57.1**

By Market	2Q18	1Q18	2Q17
Michigan	$20.9	$21.2	$21.7
California	16.6	17.1	17.3
Texas	9.0	9.2	9.6
Other Markets[1]	8.1	7.7	8.1
Finance/Other[2]	1.2	0.9	0.3
TOTAL	**$55.8**	**$56.1**	**$57.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

19

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 2Q18 Standard Model

($ in millions)



~75
~125
~170
~190
~205
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

6/30/18 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

20

Commercial Real Estate Line of Business Long history of working with well established, proven developers CRE by Property Type1 CRE by Market1 ($ in millions; Period-end) ($ in millions; Period-end, based on location of property) Single Office Michigan Family Multi use 7% 5% Commercial 7% 3% 11% Land Carry Other 5% 16% Retail California 10% Other Total 43% Total 6% $4,634 $4,634 Texas Multifamily 36% 51% Period-end Loans2 Criticized Loans3 Net Charge-offs (Recoveries) ($ in billions) ($ in millions) ($ in millions) % CRE Criticized 5.3 5.3 5.2 5.2 5.1 120 96 84 2.3% 66 64 - - - - 1.9% 1.6% 1.3% 1.2% (2) 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 6/30/18 ● 1Excludes CRE line of business loans not secured by real estate ● 2Includes CRE line of business loans not secured by real estate ● 3Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories 21 Energy Line of Business Credit quality continues to improve; balances stable Energy Line of Business Loans . Focus on full relationships with larger, ($ in millions; Period-end) sophisticated E&P companies (access to a Midstream Services Exploration & Production variety of capital sources, hedging & diverse geographic footprint) 2,077 2,047 . Expect to maintain portfolio at ~4% of total loans 1,836 1,848 1,734 . Robust analysis of Mixedcollateral (98% of loans have security at 6/30) 18% 1,443 1,530 Energy Line of Business 1 1,346 1,395 Criticized Loans 1,400 769 ($ in millions) 627 NALs 508 468 258 239 319 195 152 91 346 308 295 301 243 225 167 108 102 60 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 6/30/18 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories 22 recreational vehicles, non-floor planloans) and 6/30/18 6/30/18 . . . . . . . Other Asian Other 11% 65+ years of floor plan lending of floorplan years 65+ National DealerServices 50+ years experiencewith reputati Finance Mortgage Banker ● ● Toyota/Lexus 11% As of 2Q18: Period-end loans: $2.5B Period-end loans: Strong credit qualityStrong credit purchases as opposed to refinances Underlying mortgages related toare typically home Granular portfolio100+ with relationships banking Focus onfull relationships service and customer Extensive backroomprovides collateral monitoring market end toresidential mortgagesale origination to Provide warehouse financ 1 1 Other includes primary franchisei obligations is a where Source: MortgageBankersAssociation MortgageFinanc (MBA) • • • 1 17% ihgn2%Other 10% Texas 8% 21% Michigan 61% California No charge-offsNo since2010 Industry: ~70% purchase Comerica: ~87%purchase (Based onperiod-endloanoutstandings) Other European Franchise Distribution Geographic Dispersion 10% $7.4B Total Total ing: bridge from ing: bridge Honda/Acura 15% Nissan/ Infiniti 1 6% Ford ndeterminableand leasingcompanies, car heavy truck, (rental Mercedes 9% Fiat/Chrysler on for consistent, reliable approach reliable on forconsistent, 3% e Forecast as of 7/6/18; 2Q18alsoestimated e of Forecast as 10% GM 8% 1Q13 2.8 4.9 . . . . MBA Mortgage Originations Forecast 1Q13 1,737 Q831 Q811 2Q19 1Q19 4Q18 3Q18 2Q18 FloorPlan 2Q13 3.1 5.1 447 2Q13 1,815 3Q13 2.9 4.9 performance Robust monitoring of company inventory and qualityStrong credit group) dealerships in more or Focus on“MegaDealer”(five Top tierstrategy 3Q13 1,605 4Q13 3.2 5.3 4Q13 1,109 Actual MBA Mortgage Origination Volumes 1Q14 3.2 5.3 1Q14 886 2Q14 3.5 5.7 2Q14 1,319 3Q14 3.2 5.5 449 3Q14 1,595 Average Loans ● 4Q14 1,397 4Q14 3.4 5.7 Average Loans Purchase 2 $ in billions 1Q15 1,399 1Q15 3.5 5.9 ($ in millions) ($ in ($ in billions) ($ in ($ in billions) ($ in 2Q15 2,089 2Q15 3.6 6.0 3Q15 2,136 3Q15 3.5 6.0 370 4Q15 1,742 4Q15 3.7 6.2 1Q16 1,674 Refinance 1Q16 3.8 6.2 2Q16 2,145 2Q16 4.0 6.5 3Q16 2,544 4Q16 2,352 3Q16 3.8 6.3 332 1Q17 1,450 4Q16 4.0 6.6 1,2 1Q17 4.1 6.8 2Q17 1,780 3Q17 1,974 2Q17 4.3 7.1 4Q17 1,861 3Q17 3.9 6.9 448 1Q18 1,435 4Q17 4.1 7.1 2Q18 1,784 1 1Q18 4.2 7.3 200 300 400 500 600 700 800 900 24 1Q18 4.3 7.4 23

Technology and Life Sciences
20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~785 customers (including ~225 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 11 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans
($ in billions)



Equity Fund Services
3.2
3.3
3.5
3.5
3.8
1.7
1.9
2.0
2.1
2.4
2Q17
3Q17
4Q17
1Q18
2Q18

Customer Segment Overview[1]
(based on period-end loans)



Growth 17%
Leveraged Finance 9%
Early Stage 7%
Late Stage 3%
Total $3.8B
Equity Fund Services 64%

6/30/18 • [1]Late Stage and Leveraged Finance divisions approximated as of 7/11/18

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	–
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB-	–
Large Banks	U.S. Bancorp	A1	A+	AA-
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+
	JPMorgan	A3	A-	AA-
	Bank of America	A3	A-	A+

As of 7/12/18 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Reconciliation of Non-GAAP Financial Measures (dollar amounts in millions, except per share data) 2Q18 1Q18 2Q17 (dollar amounts in millions, except per share data) 2Q18 1Q18 2Q17 Adjusted Earnings per Common Share: Adjusted Net Income, ROA and ROE: Net income available to common shareholders $324 $279 $203 Net income $326 $281 $203 Restructuring charges, net of tax 9 12 9 Restructuring charges, net of tax 9 12 9 Deferred tax adjustment — (3) — Deferred tax adjustment — (3) — Tax benefits from employee stock transactions (3) (19) (5) Tax benefits from employee stock transactions (3) (19) (5) Adjusted net income available to common Adjusted net income $332 $271 $207 shareholders $330 $269 $207 Average assets $70,520 $70,326 $71,346 Diluted average common shares (in millions) 174 175 179 Reported ROA 1.85% 1.62% 1.14% Reported diluted earnings per common share $1.87 $1.59 $1.13 Adjusted ROA 1.89 1.56 1.17 Adjusted diluted earnings per common share 1.90 1.54 1.15 Average common shareholder's equity $7,977 $7,927 $7,944 Adjusted Noninterest Income, Noninterest Reported ROE 16.40% 14.37% 10.26% Expenses and Efficiency Ratio: Adjusted ROE 16.70 13.85 10.49 Noninterest income $248 $244 $276 Proforma effect of adopting new accounting standard — — (28) Adjusted noninterest income $248 $244 $248 Noninterest Expenses $448 $446 $457 Proforma effect of adopting new accounting standard — — (28) Restructuring charges (11) (16) (14) Adjusted noninterest expenses $437 $430 $415 Net interest income $590 $549 $500 Efficiency ratio: Reported 53.24% 56.33% 58.70% Adjusted 51.90 54.32 55.25 Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends. Comerica believes the adjusted data shown above provides a greater understanding of ongoing operations and enhances comparability of results with prior periods. 27